EXHIBIT 99.1

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185	Trading Symbol: VGZ Toronto and NYSE American Stock Exchanges

________________ NEWS_________________

Vista Gold Corp. Appoints Douglas Tobler as Chief Financial Officer

Denver, Colorado, June 24, 2019 – Vista Gold Corp. (TSX & NYSE American: VGZ) (“Vista” or the “Company”) is pleased to announce the appointment of Douglas Tobler as Chief Financial Officer of the Company effective July 1, 2019. He succeeds Jack Engele, who is retiring as Sr. Vice President and Chief Financial Officer, following 6 ½ years of service with the Company.
“Jack Engele has been a key member of our senior executive team for more than six years. On behalf of the Board of Directors and management, I would like to thank Jack for his many valuable contributions. His commitment to financial discipline and focus on capital management have been instrumental in maintaining our capital share structure while advancing the Mt Todd gold project,” said Frederick H. Earnest, President and CEO of the Company.
Mr. Tobler brings more than 35 years of corporate financial management experience gained as a chief financial officer, CPA and corporate advisor. He has extensive experience with growth-stage resource companies, including most recently as CFO of Lydian International. Prior to Lydian, Mr. Tobler was CFO of Alacer Gold Corp. throughout the development and early years of operations of the Çöpler Gold Mine in Turkey. While a CPA and advisor, Mr. Tobler assisted numerous mining clients with strategic financial and corporate accounting objectives.
Mr. Earnest commented, “We are pleased to have Doug Tobler join our executive management team.  His extensive accounting, finance and corporate leadership experience will be an excellent addition to the Vista team as we continue to pursue our objective of creating shareholder value. Doug’s broad industry experience will be invaluable as we position Vista for long-term success.”
About Vista Gold Corp.
The Company is a gold project developer. The Company’s principal asset is its flagship Mt Todd gold project in Northern Territory, Australia.  Mt Todd is the largest undeveloped gold project in Australia.
For further information, please contact Pamela Solly, Vice President of Investor Relations, at (720) 981-1185.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as, the Company’s objective of creating shareholder value and its plans related to the Mt Todd gold project, are forward-looking statements and forward-looking information.  The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: no change to laws or regulations impacting mine development or mining activities, our approved business plans, mineral resource and reserve estimates and results of preliminary economic assessments, preliminary feasibility studies and feasibility studies on our projects, if any, our experience with regulators, our experience and knowledge of the Australian mining industry and positive changes to current economic conditions and the price of gold. When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed in February 2019 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.